VAN KAMPEN UNIT TRUSTS, SERIES 690

               Select S&P Greater China Picks Portfolio, Series 7

               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 20, 2007

Notwithstanding anything to the contrary in the prospectus, the stock of Industrial and Commercial Bank of China (Asia) Limited has been replaced by the stock of Industrial and Commercial Bank of China, Ltd.- H, the Estimated Net Annual Income set forth under Essential Information on page 4 is $0.08048 per Unit, and the Estimated Initial Distribution set forth under Essential Information on page 4 is $0.03 per Unit.